(ICON)
Prudential
Tax-Free
Money
Fund, Inc.

SEMI
ANNUAL
REPORT
June 30, 1999

(LOGO)

A Message from the Fund's President                             August 20, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
Prudential Tax-Free Money Fund provided a stable $1 net asset value during the six-month reporting period that ended June 30, 1999. On that date, its seven-day current yield was 2.74%, below the 2.91% for the average tax-free money market fund tracked by IBC Financial Data. The following report takes a closer look at money market events that took place during the six-month reporting period, and explains how Prudential Tax-Free Money Fund was positioned accordingly.

Our integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's retail and institutional investors, as well as its policyholders. This integrated group now manages approximately $145 billion in assets, making it one of the three largest fixed-income money managers in the country. The expanded depth, breadth, and scale of our investment team also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools. The group is co-headed by Senior Managing Directors Jim Sullivan, who is responsible for portfolio management and credit research, and Jack Gaston, who is in charge of risk management and quantitative research.

To utilize these integrated resources more effectively, Mr. Sullivan recently organized the group into teams, each specializing in a different sector of the fixed-income market. The Money Markets Sector team will now be responsible for the day-to-day management of your Prudential Tax-Free Money Fund. Many of the investment professionals who supported the management of the Fund in the past are part of this new team that will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President and Chief Investment Officer
Prudential Tax-Free Money Fund, Inc.

Performance Review
-------------------------------------------------------------------------------

Fund Facts                                As of 6/30/99

                               7-Day         Net Asset        Weighted Avg.       Net Assets
                            Current Yld.    Value (NAV)        Mat. (WAM)         (Millions)
Tax-Free Money Fund, Inc.      2.74%            $1               67 Days             $199
IBC Financial Data
Tax-Free Money
Fund (SB&GP) Avg.**            2.91%            $1               43 Days              N/A


Taxable Equivalent Yield*                               As of 6/30/99

                                @31%          @36%       @39.6%
Tax-Free Money Fund, Inc.      3.97%         4.28%        4.54%
IBC Financial Data Tax-Free
Money Fund (SB&GP) Avg.**      4.22%         4.55%        4.82%

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* Some investors may be subject to the federal alternative minimum tax (AMT). Income may be subject to state and local taxes.

** International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Mondays. This is the data of all funds in the IBC Tax-Free Money Fund (Stock Broker (SB) & General Purpose (GP)) Average category as of June 28, 1999, the closest date to the end of our reporting period.

(GRAPH)

We were prepared for the "January effect"
Two developments dominated the tax-exempt money market during the first half of 1999: a shortage in the supply of municipal money market securities and concern that the Federal Reserve would change monetary policy to prevent the U.S. economy from overheating. Investors received money from coupon payments and maturing bonds in January that they rushed to reinvest in tax-exempt money market securities. This greatly reduced the amount of municipal money market securities available which, in turn, drove their yields sharply lower. The seasonal decline in yields, known as the "January effect," carried over into February. Fortunately, when money market yields were higher in late 1998, we had purchased tax-exempt commercial paper maturing in February and March. We therefore did not have to reinvest significant amounts of cash as yields fell to unattractive levels in the first two months of the new year.

Our commercial paper purchases kept the Fund's weighted average maturity (WAM) significantly longer than that of its competition. (WAM takes into account the maturity of each security held in a portfolio. It is the measurement tool that determines a portfolio's sensitivity to changes in the level of money market yields.) Having a long WAM enabled the Fund's yield to remain higher for a longer time as money market yields hovered at lower levels in January and February. In short, our purchases enhanced the Fund's yield during this low-rate cycle.

Tax-exempt money market yields began to climb again in March amid fear that the U.S. economy was expanding too fast. Many investors believed the Federal Reserve would soon boost the Federal funds rate (the rate U.S. banks charge each other for overnight loans) to rein in economic growth and avoid rising inflation. But when Federal Reserve policy makers met in late March, they voted to leave short-term interest rates unchanged. We then turned our attention to the approaching tax season.

Tax season created buying opportunities
In early April, we began increasing the Fund's liquidity to meet anticipated shareholder demands for money to pay their income taxes. We also wanted to have cash on hand to take advantage of any good buying opportunities that might arise during tax season. As we hoped, municipal money market yields climbed in late April and early May as portfolio managers sold securities to satisfy their shareholder redemptions. We were able to lock in solid yields on insured municipal bonds maturing in six months to one year, which were an alternative to the more conventional tax-exempt money market securities. These insured short-term municipal bonds provided attractive yields, in part to compensate for the fact that they are usually issued in smaller-sized blocks. Most money managers prefer to buy larger blocks of bonds, because they could be easier to sell. However, owning smaller- and moderate-sized blocks of insured short-term bonds suited us because we plan to hold them until maturity.

The Fed took steps to rein in U.S. economic growth
Tax-exempt money market yields climbed further in mid-May and June, bolstered by renewed expectations for a rise in the Federal funds rate and an increased supply of municipal money market securities. After a meeting in May, Federal Reserve policy makers released a statement saying they were leaning toward increasing short-term rates due to the potential buildup of inflation. At their next meeting on June 30, 1999, they finally raised the Federal funds rate by a quarter of a percentage point to 5.00%. Besides the change in monetary policy, yields rose when many state and local governments issued new tax-exempt notes as their budgets were finalized for their fiscal year ends.

From mid-May through June, we continued purchasing tax-exempt money market securities maturing in six months to one year. The Fund would have been better served had we made most of our purchases in June when yields peaked for the six-month period. Still, our purchases helped the Fund weather the seasonal drop in municipal money market yields that usually occurs in early July when, once again, the supply of securities shrinks as investors race to reinvest money from coupon payments and maturing bonds.


(GRAPH)


Investment Goals and Style
Prudential Tax-Free Money Fund seeks high current income that is exempt from federal income taxes consistent with the stability of capital and the maintenance of liquidity. The Fund invests in a diversified portfolio of high-quality, short-term municipal bonds issued by state and local governments, territories and possessions of the United States, and by the District of Columbia. Maturities can range from one day to a maximum of 13 months. We purchase only securities rated in one of the two highest ratings categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

                                      1

Review Cont'd.
-------------------------------------------------------------------------------
Looking Ahead
Fed less likely to move after August meeting
In August, Federal Reserve policy makers raised both the discount rate (the rate the Fed charges member banks that borrow at the discount window) and the Federal funds rate by a quarter of a percentage point to 4.75% and 5.25%, respectively. We believe the likelihood of another rate increase later in the year may decline because of the U.S. central bank's uncertainty about potential year 2000 computer concerns.

As for the tax-exempt money market, should the U.S. economy continue to expand and tax revenues remain robust, we expect the annual budgets of many state and local governments to show a decline in their borrowing needs. This could lead to a further drop in issuance of municipal money market securities. A dwindling supply of securities combined with continued strong investor demand should keep short-term municipal yields within a narrow trading range.

Portfolio of Investments as of
June 30, 1999 (Unaudited)                  PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                                                        Principal
                                                                  Moody's      Interest     Maturity     Amount         Value
Description(a)                                                     Rating        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Alaska--1.8%
Valdez Marine Air Term Rev., Arco Rfdg. Rev., T.E.C.P., Ser.
   94C                                                          VMIG1            3.40%        8/06/99   $  3,500     $  3,500,000
------------------------------------------------------------------------------------------------------------------------------
Arkansas--1.5%
Arkansas Hosp. Equip. Fin. Auth. AHA Pooled Fin. Prog.,
   F.R.W.D.,
   Ser. 98A                                                     A-1+*            3.50         7/07/99      3,000        3,000,000
------------------------------------------------------------------------------------------------------------------------------
Colorado--3.9%
Adams & Arapahoe Cntys. Colorado Jt. Sch. Dist. No. 28J
   Aurora                                                       Aaa              4.40        12/01/99      1,000        1,004,293
Colorado Hlth. Facs. Auth. Rev., Frasier Meadows Manor,
   F.R.W.D., Ser. 94                                            NR               3.97         7/01/99      6,585        6,585,000
Thornton Colorado Sales & Use Tax Rev. Dated 05/15/87, Ser.
   99                                                           Aaa              4.00         3/01/00        250          250,760
                                                                                                                     ------------
                                                                                                                        7,840,053
------------------------------------------------------------------------------------------------------------------------------
District Of Columbia--7.4%
Dist. of Columbia, G.O. Var. Rat, F.R.D.D., Ser. 92A-4          VMIG1            3.50         7/01/99      5,000        5,000,000
Dist. of Columbia., G.O., F.R.D.D., Ser. 92A-1                  VMIG1            3.50         7/01/99      2,100        2,100,000
District of Columbia, G.O. Var. Rate, F.R.D.D., Ser. 92A-6,
   F.R.D.D.                                                     VMIG1            3.50         7/01/99      2,600        2,600,000
Metropolitan Washington Airport PFC Rev., Notes, T.E.C.P.,
   A.M.T., Ser. 99A                                             A-1*             3.50        11/19/99      5,000        5,000,000
                                                                                                                     ------------
                                                                                                                       14,700,000
------------------------------------------------------------------------------------------------------------------------------
Florida--1.2%
Jacksonville Pwr. & Lt., Lomak Petroleum Inc., T.E.C.P., Ser.
   94                                                           VMIG1            3.25        10/13/99      2,400        2,400,000
------------------------------------------------------------------------------------------------------------------------------
Georgia--1.3%
Monroe Cnty. Dev. Auth. Poll., Oglethorpe Sherer Pwr. Corp.,
   S.E.M.O.T., Ser. 96                                          NR               3.35        11/01/99      2,670        2,670,000
------------------------------------------------------------------------------------------------------------------------------
Illinois--6.8%
Illinois Dev. Fin. Auth. Rev. Var. Lyric Opera Chicago Proj.,
   F.R.W.D.                                                     VMIG1            3.60         7/07/99      1,200        1,200,000
Illinois Hlth. Fac. Auth.,
   Evanston Hsp. Corp. Proj., A.N.N.M.T., Ser. 92               VMIG1            3.10        11/01/99      3,000        3,000,000
   Evanston Hsp., A.N.N.M.T., Ser. 95                           VMIG1            3.25         2/29/00      5,000        5,000,000
Illinois Hsg. Dev. Auth. Rev. A.M.T. Homeowner Mtg.,
   S.E.M.M.T.,
   Ser. 98B                                                     VMIG1            3.25         7/15/99      1,815        1,815,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
June 30, 1999 (Unaudited)                  PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                                                        Principal
                                                                  Moody's      Interest     Maturity     Amount         Value
Description(a)                                                     Rating        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Illinois (cont'd.)
Municipal Secs. Trust Ctfs., Class A St. Sales Tax Rev.,
   Q.T.R.O.T.S. Ser. 98-25                                      A-1*             3.28%        6/15/09   $  2,500     $  2,500,000
                                                                                                                     ------------
                                                                                                                       13,515,000
------------------------------------------------------------------------------------------------------------------------------
Indiana--2.5%
Indiana St. Dev. Fin. Auth. Rev., Edl. Facs., Covenant High
   Sch., F.R.W.D., Ser. 96                                      NR               3.65         7/01/99      5,000        5,000,000
------------------------------------------------------------------------------------------------------------------------------
Kentucky--7.8%
Kentucky Hsg. Corp. Hsg. Rev., A.M.T., S.E.M.M.T., Ser. 99C     MIG1             3.20        12/31/99      2,000        2,000,000
Kentucky Prop.& Bldg. Comm. Rev., Proj. No. 60                  A2               4.50        10/01/99      3,000        3,009,223
Ohio Cnty. Poll. Ctrl. Rev., Big Rivers Elec. Corp. Proj.,
   F.R.W.D.,
   Ser. 85                                                      VMIG1            3.50         7/07/99      5,000        5,000,000
   Ser. 83                                                      VMIG1            3.50         7/07/99      5,500        5,500,000
                                                                                                                     ------------
                                                                                                                       15,509,223
------------------------------------------------------------------------------------------------------------------------------
Maryland--1.1%
Anne Arundel Cnty. PCR Baltimore Gas & Electric, A.N.N.M.T.,
   Ser. 84                                                      VMIG1            3.52         7/01/00      2,210        2,210,000
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--6.3%
Commonwealth. of Mass., First Chicago Cert., F.R.W.D.S., Ser.
   98B                                                          VMIG1            3.80         7/07/99      3,250        3,250,000
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Williams College       A-1+*            3.45         7/01/99      1,800        1,800,000
Mass. St. Wtr. Res. Auth., Ser. 90A                             Aaa              7.625        4/01/00      1,000        1,052,122
Massachusetts Ind. Fin. Agcy. Ind. Rev., Ocean Spray
   Cranberry, A.N.N.O.T., Ser. 84                               NR               3.35        10/15/99      4,500        4,500,000
Massachusetts St. Hsg. Fin. Agcy. Sngle. Fam. Hsg. Notes,
   A.M.T.,
   Ser. A                                                       MIG1             3.60         6/01/00      1,000        1,002,052
Massachusetts St. Wtr. Poll. Abatement Tr. New Bedford Loan
   Prog.,
   Ser. 96A                                                     Aaa              5.75         2/01/00        955          968,638
                                                                                                                     ------------
                                                                                                                       12,572,812
------------------------------------------------------------------------------------------------------------------------------
Michigan--0.9%
Michigan St. Hsg. Dev. Auth. Rental Hsg. Rev., Ser. 92A         AA-*             5.80         4/01/00      1,680        1,707,594
------------------------------------------------------------------------------------------------------------------------------
Minnesota--2.6%
Bloomington Coml. Dev. Rev., 94th St. Assoc. Proj., F.R.W.D.,
   Ser. 85                                                      A-1+*            3.70         7/02/99      5,105        5,105,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
June 30, 1999 (Unaudited)                  PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                                                        Principal
                                                                  Moody's      Interest     Maturity     Amount         Value
Description(a)                                                     Rating        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mississippi--3.2%
Mississippi Hsg. Fin. Corp. Sngl. Fam. Mtge., F.R.W.D.S.,
   Ser. 88                                                      A-1+*            3.75%        7/01/99   $  6,325     $  6,325,000
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--3.8%
New Hampshire Bus. Fin. Auth., New England Pwr. Co. Proj.,
   T.E.C.P.,
   Ser. 90 A                                                    P-1              3.30         8/02/99      2,000        2,000,000
   Ser. 90 A                                                    VMIG1            3.15         9/01/99      5,500        5,500,000
                                                                                                                     ------------
                                                                                                                        7,500,000
------------------------------------------------------------------------------------------------------------------------------
New York--7.0%
Hempstead Town N.Y. Ind. Dev. Agcy. Res. Recovery Rev., Ser.
   98                                                           A-1              3.65         7/07/99      5,065        5,065,000
New York City, NY Mun. Wtr. Fin. Auth. Mun. Secs. Trust
   Rcpts., F.R.D.D., Ser. SSP34(d)                              VMIG1            3.45         7/01/99        400          400,000
New York St. Dorm. Auth. Rev. Memorial Sloan A Convertible,
   Ser. 89A                                                     VMIG1            3.50         7/01/99      2,100        2,100,000
New York St., Gen. Oblig., T.E.C.P., Ser. H6                    VMIG1            2.95         7/30/99      6,300        6,300,000
                                                                                                                     ------------
                                                                                                                       13,865,000
------------------------------------------------------------------------------------------------------------------------------
North Carolina--0.1%
Raleigh Durham NC Arpt. Auth. Ref. American Airlines, Ser.
   95A-1                                                        A1+*             3.45         7/01/99        200          200,000
------------------------------------------------------------------------------------------------------------------------------
Ohio--3.0%
East Lake Indl. Dev. Rev., Astro Model Dev. Corp., F.R.W.D.,
   Ser. 96                                                      NR               3.72         7/01/99      3,000        3,000,000
Ohio Hsg. Fin. Agcy., Multifamily Hsg. Rev., F.R.W.D., Ser. B   A-1+*            3.80         7/02/99      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                        6,000,000
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--3.6%
Tulsa Pkg. Auth. Rev., Williams Ctr. Proj., S.E.M.M.T., Ser.
   87A                                                          VMIG1            3.30        11/15/99      7,200        7,200,000
------------------------------------------------------------------------------------------------------------------------------
Oregon--5.0%
Oregon St Hsg. & Comm. Serv. Dept. Mtge. Rev., A.N.N.M.T.
   Single Family Mtge. Ser. H                                   VMIG1            3.10        12/01/99      2,025        2,025,000
   Single Family Mtge. Ser. I                                   VMIG1            3.15        12/01/99      4,500        4,500,000
   Single Family Mtge. Ser. D                                   MIG1             3.20         4/13/00      1,500        1,500,000
   Single Family Mtge. Ser. G                                   MIG1             3.45         6/29/00      2,000        2,000,000
                                                                                                                     ------------
                                                                                                                       10,025,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of
June 30, 1999 (Unaudited)                  PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                                                        Principal
                                                                  Moody's      Interest     Maturity     Amount         Value
Description(a)                                                     Rating        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--5.8%
Allegheny Cnty., Greater Pitt. Int'l Airport, Ser. 90A          Aaa              7.05%        1/01/00   $  1,000     $  1,018,949
Lancaster Cnty. Pa. Hosp. Auth. Rev. Hlth. Ctr. Luthercare
   Proj.,
   Ser. 99                                                      A-1*             3.47         7/01/99      9,000        9,000,000
Temple Univ. Funding Notes, Ser. 1999                           MIG1             3.15         5/12/00      1,500        1,500,000
                                                                                                                     ------------
                                                                                                                       11,518,949
------------------------------------------------------------------------------------------------------------------------------
South Dakota--3.7%
South Dakota Hsg. Dev. Auth. Home Ownership Mrtg.,
   A.N.N.M.T.,
   Ser. 98                                                      MIG1             3.20        12/02/99      3,000        3,000,000
South Dakota Hsg. Dev. Auth. Hsg. Rev., F.R.W.D., Ser. 98       NR               3.90         7/01/99      4,450        4,450,000
                                                                                                                     ------------
                                                                                                                        7,450,000
------------------------------------------------------------------------------------------------------------------------------
Tennessee--3.3%
Metro Gov't. Nashville & Davidson Cnty., Ind. Dev. Brd. Rev.,
   Adj.-Cnty. Music Hall of Fame                                AA-*             3.65         7/01/99      2,500        2,500,000
Morgan Keegan Mun. Prods. Inc. Tr. Rcpts., Ser. C               NR               3.92         7/01/99      4,000        4,000,000
                                                                                                                     ------------
                                                                                                                        6,500,000
------------------------------------------------------------------------------------------------------------------------------
Texas--0.7%
Harris Cnty. Texas Hlth. Fac. Dev. Corp. Hosp. Rev.,
   F.R.D.D., Ser. 87                                            VMIG1            3.65         7/01/99      1,500        1,500,000
------------------------------------------------------------------------------------------------------------------------------
Utah--1.0%
Utah Wtr. Fin. Agy. Rev., Pooled Loan Fin. Prog.                Aaa              4.40        10/01/99      2,000        2,006,904
------------------------------------------------------------------------------------------------------------------------------
Virginia--2.0%
Fairfax Cnty. Va. Econ. Dev. Auth. LEHM-Resource Recovery,
   Q.T.R.O.T.S., A.M.T., Ser. 99A15(d)                          VMIG1            3.30         8/02/99      4,000        4,000,000
------------------------------------------------------------------------------------------------------------------------------
West Virginia--4.8%
Grant Cnty. West Virginia Poll. Ctrl. Rev. Va. Electric &
   Power Co. Proj., T.E.C.P., Ser. 94                           VMIG1            3.30         7/30/99      9,500        9,500,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of June 30, 1999 (Unaudited)     PRUDENTIAL TAX-FREE

Portfolio of Investments as of
June 30, 1999 (Unaudited)                  PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                                                        Principal
                                                                  Moody's      Interest     Maturity     Amount         Value
Description(a)                                                     Rating        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--2.7%
Whitewater Ind. Dev. Rev., Trek Bicycle Proj., A.M.T.,
   F.R.W.D.,
   Ser. 95                                                      NR               3.75%        7/01/99   $  3,840     $  3,840,000
Wisconsin Hsg & Econ. Dev. Auth., Eagle Tax Ex. Trust,
   Q.T.R.O.T.S., Ser. 96(d)                                     NR               3.25        11/01/99      1,575        1,575,000
                                                                                                                     ------------
                                                                                                                        5,415,000
------------------------------------------------------------------------------------------------------------------------------
Wyoming--3.2%
Sweetwater Cnty. Wy. Poll. Ctrl. Rev., Pacificorp. Proj.,
   T.E.C.P.,
   Ser. 92B                                                     VMIG1            3.40         7/15/99      6,305        6,305,000
Total Investments--98.0%
(cost $195,040,535(c))                                                                                                195,040,535
Other assets in excess of liabilities--2.0%                                                                             3,965,029
                                                                                                                     ------------
Net Assets--100%                                                                                                     $199,005,564
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternate Minimum Tax
    A.N.N.M.T.--Annual Mandatory Tender(b)
    A.N.N.O.T.--Annual Optional Tender(b)
    F.R.D.D.--Floating Rate (Daily) Demand Note(b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b)
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic(b)
    G.O.--General Obligation
    Q.T.R.O.T.S.--Quarterly Synthetic Optional Tender(b)
    S.E.M.M.T.--Semi-Annual Mandatory Tender(b)
    S.E.M.O.T.--Semi-Monthly Optional Tender Offer(b)
    T.E.C.P.--Tax-Exempt Commercial Paper
(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost basis for federal income tax purposes is substantially the same as that used for financial statement purposes.
(d) Indicates illiquid security restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $5,975,000.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard and Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Statement of Assets and Liabilities
(Unaudited)                                PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                            June 30, 1999
                                                                                                                  -------------
Investments, at amortized cost which approximates market value..............................................      $195,040,535
Cash........................................................................................................             9,754
Receivable for Investments sold.............................................................................         3,850,000
Receivable for Fund shares sold.............................................................................         3,878,750
Interest receivable.........................................................................................           998,760
Prepaid expenses............................................................................................             5,100
                                                                                                                  -------------
   Total assets.............................................................................................       203,782,899
                                                                                                                  -------------
Liabilities
Payable for Fund shares reacquired..........................................................................         1,969,142
Payable for Investments purchased...........................................................................         2,461,593
Accrued expenses............................................................................................           151,854
Dividends payable...........................................................................................           107,831
Management fee payable......................................................................................            83,561
Distribution fee payable....................................................................................             3,354
                                                                                                                  -------------
   Total liabilities........................................................................................         4,777,335
                                                                                                                  -------------
Net Assets..................................................................................................      $199,005,564
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common Stock, $.01 par value.............................................................................      $  1,990,998
   Paid-in capital in excess of par.........................................................................       197,014,566
                                                                                                                  -------------
Net assets, June 30, 1999...................................................................................      $199,005,564
                                                                                                                  -------------
                                                                                                                  -------------
Net asset value, offering price and redemption price
   per share ($199,005,564 / 199,099,843 shares)............................................................              $1.00
                                                                                                                  -------------
                                                                                                                  -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
                                                   June 30,
Net Investment Income                                1999
Income
   Interest....................................   $ 3,274,397
                                                  -----------
Expenses
   Management fee..............................       517,023
   Distribution fee............................       129,256
   Transfer agent's fees and expenses..........        91,000
   Custodian's fees and expenses...............        34,000
   Reports to shareholders.....................        25,000
   Registration fees...........................        24,000
   Audit fee and expenses......................        13,000
   Legal fees and expenses.....................         7,000
   Directors' fees and expenses................         6,000
   Insurance...................................         1,500
   Miscellaneous...............................         2,154
                                                  -----------
      Total expenses...........................       849,933
   Less: custodian fee credit..................        (9,288)
                                                  -----------
      Net expenses.............................       840,645
                                                  -----------
Net investment income..........................     2,433,752
                                                  -----------
Net Increase in Net Assets
Resulting from Operations......................   $ 2,433,752
                                                  -----------
                                                  -----------


PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                 Six Months
                                    Ended           Year Ended
Increase (Decrease)               June 30,         December 31,
in Net Assets                       1999               1998
Operations
   Net investment income.....  $     2,433,752    $     7,783,907
   Net realized gain on
      investment
      transactions...........        --                    10,290
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............        2,433,752          7,794,197
                               ---------------    ---------------
Dividends and distributions
   to shareholders...........       (2,433,752)        (7,794,197)
                               ---------------    ---------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed.............      349,916,163        776,364,363
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........        2,328,778          7,493,041
   Cost of shares
      reacquired.............     (352,404,584)      (914,504,317)
                               ---------------    ---------------
   Net decrease in net assets
      from Fund share
      transactions...........         (159,643)      (130,646,913)
                               ---------------    ---------------
Total decrease...............         (159,643)      (130,646,913)
Net Assets
Beginning of period..........      199,165,207        329,812,120
                               ---------------    ---------------
End of period................  $   199,005,564    $   199,165,207
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Notes to Financial Statements (Unaudited)   PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
Prudential Tax-Free Money Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. For this reason, no federal income tax provision is required.
Dividends: The Fund declares dividends daily from net investment income and net realized gains, if any. Payment of dividends is made monthly.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million,
 .425 of 1% of the next $750 million of average daily net assets and .375 of 1% of average daily net assets in excess of $1.5 billion.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensated PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.
PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the period ended June 30, 1999, the Fund incurred fees of approximately $79,000 for the services of PMFS. As of June 30, 1999, approximately $13,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       10

Financial Highlights (Unaudited)            PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                         Ended             Year Ended December 31,
                                                                       June 30,       ----------------------------------
                                                                         1999           1998         1997         1996
                                                                      -----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................    $    1.00      $   1.00     $   1.00     $   1.00
Net investment income and realized gains...........................         .012          .028         .030         .028
Dividends and distributions to shareholders........................        (.012)        (.028)       (.030)       (.028)
                                                                      -----------     --------     --------     --------
Net asset value, end of period.....................................    $    1.00      $   1.00     $   1.00     $   1.00
                                                                      -----------     --------     --------     --------
                                                                      -----------     --------     --------     --------
TOTAL RETURN(a):...................................................         1.18%         2.83%        3.00%        2.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................    $ 199,006      $199,165     $329,812     $333,808
Average net assets (000)...........................................    $ 208,523      $277,839     $339,825     $403,230
Ratios to average net assets:
   Expenses, including distribution fee............................          .81%(b)       .80%         .78%         .80%
   Expenses, excluding distribution fee............................          .69%(b)       .68%         .66%         .67%
   Net investment income...........................................         2.35%(b)      2.80%        2.97%        2.83%

                                                                       1995         1994
                                                                     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................  $   1.00     $   1.00
Net investment income and realized gains...........................      .031         .023
Dividends and distributions to shareholders........................     (.031)       (.023)
                                                                     --------     --------
Net asset value, end of period.....................................  $   1.00     $   1.00
                                                                     --------     --------
                                                                     --------     --------
TOTAL RETURN(a):...................................................      3.15%        2.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................  $387,651     $487,290
Average net assets (000)...........................................  $470,370     $644,481
Ratios to average net assets:
   Expenses, including distribution fee............................       .85%         .75%
   Expenses, excluding distribution fee............................       .72%         .63%
   Net investment income...........................................      3.14%        2.26%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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